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                                                                    EXHIBIT 23.4

                         CONSENT OF INDEPENDENT AUDITOR

    We consent to the inclusion in this registration statement of Outsourcing Services Group, Inc. on Form S-4 of our report dated November 12, 1996, on our audit of the financial statements of Piedmont Laboratories, Inc. for the year ended September 29, 1996. We also consent to the reference to our firm under the caption "Experts".


                                          /s/ MOORE, COLSON & COMPANY, P.C.
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                                          Moore, Colson & Company, P.C.



Marietta, Georgia
October 29, 1998